                         SECOND AMENDMENT AGREEMENT


          Second Amendment Agreement, dated as of June 28, 1996 (this "Amendment"), among Foundation Health Corporation, a Delaware corporation (the "Borrower"), the lenders (the "Lenders") listed on the signature pages hereof and Citicorp USA, Inc. ("CUSA"), as administrative agent (the "Agent") for the Lenders.

     PRELIMINARY STATEMENTS:

          1. The Borrower, the Lenders, the Agent, Wells Fargo Bank, N.A. and NationsBank of Texas, N.A., as co-agents (the "Co-Agents") for the Lenders, and Citicorp Securities, Inc., as arranger (the "Arranger"), have entered into a Revolving Credit Agreement, dated as of December 5, 1994, as amended by a First Amendment Agreement dated as of August 1, 1995 (such credit agreement, as it may be amended and in effect from time to time, being referred to herein as the "Credit Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined).

          2. The Borrower, the Lenders and the Agent wish to amend the Credit Agreement to (i) amend the definitions of "Applicable Eurodollar Margin," "Applicable Percentage," "Cash Equivalents," Exempt Acquisition," "Fixed Charges," "Permitted Investments," "Permitted Liens" and "Public Debt Rating" contained in Section 1.01 of the Credit Agreement; (ii) amend Section 4.01(a) of the Credit Agreement regarding prohibited securities transactions;
(iii) amend Section 5.02(f) of the Credit Agreement regarding Investments in other Persons; (iv) amend Section 5.03(b) of the Credit Agreement regarding Fixed Charge Coverage Ratio; and (v) memorialize certain matters with respect to Lenders, their Commitments and the Co-Agents.

          NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of June 28, 1996 (the "Amendment Effective Date") and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

          (a) The table set forth below the definition of "APPLICABLE EURODOLLAR MARGIN" is hereby amended in full to read as follows:

                                     2

          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
          Public Debt Rating      Total Debt/Total        Applicable Eurodollar
            S&P/Moody's         Capitalization Ratio             Margin
          ------------------   -----------------------    ---------------------
          LEVEL 1
          A-/or above          Less than 0.15 to 1.00            .200%

          LEVEL 2
          Below A- but equal   Greater than or equal
          to or above BBB+     to 0.15 to 1.00 but
                               less than 0.25 to 1.00            .225%

          LEVEL 3
          Equal to BBB         Greater than or equal
                               to 0.25 to 1.00 but
                               less than 0.35 to 1.00            .250%

          LEVEL 4
          Equal to BBB-        Greater than or equal
                               to 0.35 to 1.00 but less
                               than 0.40 to 1.00                 .325%
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------


         (b) The table set forth below the definition of "APPLICABLE PERCENTAGE" is hereby amended in full to read as follows:


          ---------------------------------------------------------------------
          ---------------------------------------------------------------------
          Public Debt Rating      Total Debt/Total        Applicable Percentage
            S&P/Moody's         Capitalization Ratio
          ------------------   -----------------------    ---------------------
          LEVEL 1
          A-/ or above         Less than 0.15 to 1.00            .100%

          LEVEL 2
          Below A- but equal   Greater than or equal
          to or above BBB+     to 0.15 to 1.00 but less
                               than 0.25 to 1.00                 .125%

          LEVEL 3
          Equal to BBB         Greater than or equal to
                               0.25 to 1.00 but less
                               than 0.35 to 1.00                 .150%

          LEVEL 4
          Equal to BBB-        Greater than or equal
                               to 0.35 to 1.00 but less
                               than 0.40 to 1.00                 .175%
          ---------------------------------------------------------------------
          ---------------------------------------------------------------------

         (c)      Clauses (ii) and (iii) of the definition of "Cash
Equivalents" appearing in Section 1.01 of the Credit Agreement are hereby amended in full to read as follows.

     " (ii) United States Treasury bills, notes, bonds, and securities issued by an agency of the United States government and having a maturity within seven years from the date of acquisition, (iii) tax-exempt securities having a long-term rating at the time of acquisition equivalent to BBB or higher by any


     Nationally Recognized Statistical Rating Organization or short-term rating equivalent to MIG-1 by any Nationally Recognized Statistical Rating Organization, or that are supported by a credit agreement from an institution whose long- or short-term ratings are as set forth above, and in each case which have a maturity within seven years from the date of acquisition; and"

     (d) The definition of "Exempt Acquisition" appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to "$50,000,000" and replacing it with "$100,000,000."

     (e) The definition of "Fixed Charges" appearing in Section 1.01 of the Credit Agreement is hereby amended in full to read as follows:

     "FIXED CHARGES" means, for any period and without duplication, the sum of (i) Interest Expense and fees paid on, and amortization of debt discount in respect of, all Debt (including the interest portion of rentals under Capital Leases during such period) PLUS (ii) Operating Lease Rentals paid during such period PLUS (iii) the aggregate principal amount of all Debt (including the principal portion of rentals under Capital Leases) paid during such period (excluding (a) voluntary prepayments of principal not required under the loan documents relating to such Debt, (b) any contingent portion of the deferred purchase price incurred in connection with any Acquisition and (c) the principal portion of any one-time repayments of Indebtedness required to be made as a result of a change of control in connection with any Acquisition) PLUS (iv) the aggregate amount of all cash dividends paid by the Borrower during such period."

     (f) The definition of "Permitted Investments" appearing in Section 1.01 of the Credit Agreement is hereby amended in full to read as follows:

     ""PERMITTED INVESTMENTS" means (i) Cash Equivalents; (ii) commercial paper issued by companies incorporated in the United States and having a short-term rating at the time of acquisition equivalent to A-1 or higher by any Nationally Recognized Statistical Rating Organization and maturing within 270 days from the date of acquisition; (iii) bonds and notes issued by companies incorporated in the United States and having a long-term rating at the time of acquisition equivalent to BBB or higher by any Nationally Recognized Statistical Rating Organization and having a maturity within seven years from the date of acquisition; (iv) auction rate preferred stock issued by companies incorporated in the United States and having a long-term rating at the time of acquisition equivalent to BBB or higher by any Nationally Recognized Statistical Rating Organization; (v) obligations of any foreign government or authority of any country in which the Borrower or its Subsidiaries conducts business, which obligations have a rating at the time of acquisition equivalent to A or higher by any Nationally Recognized Statistical Rating Organization and which mature within seven years from the date of acquisition; (vi) publicly traded common and preferred stock issued by companies incorporated in the United States and which at the time of acquisition either (a) has outstanding a series of bonds or notes which have a long-term rating equivalent to BBB or higher by any Nationally Recognized Statistical Rating Organization or (b)(i) is in the same or a related line of business as the Borrower or any of its Material Subsidiaries; (ii) has been subject to the requirements of Section 12 or 15(d) of the Securities Exchange Act of 1934 and has filed all the material required to be filed pursuant to Sections 13, 14 or 15(d) thereof for the preceding twelve calendar months; and (iii) has not, nor has any of its consolidated subsidiaries, since the end of the last fiscal year for which certified financial statements were included in a report filed pursuant to the Securities Exchange Act of 1934, (A) failed to pay any dividend or sinking fund installment on preferred stock or
     (B) defaulted on any Indebtedness which could, with the giving of notice or lapse of time or both, result in an amount equal to or greater than 10% of the consolidated net income of such company, as reported in the most recent certified financial statements included in a report filed pursuant to the Securities Exchange Act of 1934, becoming due and payable; PROVIDED, that no more than 4.9% of any class of outstanding equity securities of any company that is subject to the reporting requirements of the Securities Exchange Act of 1934 may be held by the Borrower and its Subsidiaries at any one time; and (vii) other Investments not otherwise described above acquired as a result of a Permitted Investment, Permitted Acquisition or Exempt Acquisition so long as such Investment was an Investment of the acquired company on the date such company was acquired by the Borrower or any of its Subsidiaries and was not made at the request or instigation of the Borrower or any of its Subsidiaries. Notwithstanding the foregoing, (a) any Subsidiary licensed in any jurisdiction to transact life, accident, health, disability or workers' compensation insurance business may make Investments otherwise permitted under clauses (i), (ii), (iii), and (v) above having maturity dates later than those specified under such clauses so long as any such Investment by any such Subsidiary is rated at the time of acquisition "BBB" or better by a Nationally Recognized Statistical Rating Organization, (b) at no time may more than 5% of the aggregate of all Investments under clauses (i), (ii), (iii), (iv), (v),
     (vi) and (vii) represent the securities of any single Person other than the United States Federal Government or agencies thereof or issuers whose obligations are guaranteed by the United States Federal Government or an agency thereof (provided that Investments in the securities of mutual funds shall not be so limited as long as the mutual fund does not invest more than 5% of its assets in the securities of any single Person), (c) at no time may more than 15% of the aggregate of all Investment under clauses (i), (ii), (iii), (iv), (v), (vi), and (vii) represent Investments under clause (vi), (d) at no time may more than 5% of the aggregate of all Investments under clauses (i), (ii), (iii), (iv),
    (v), (vi), and (vii) represent Investments under clause (vii), and (e) any Investment permitted by clause (vii) and not otherwise permitted by clauses (i), (ii), (iii), (iv), (v) or (vi) shall be disposed of within one (1) year of the date that such company was acquired by the Borrower or such Subsidiary. For purposes of the foregoing, "A", "A-1" and "BBB" shall have the meanings assigned to such terms by S&P as of the date hereof and the comparable rating terms utilized by any other Nationally Recognized Statistical Rating Organization."

   (g) Clause (x) of the definition of "Permitted Liens" appearing in Section
 1.01 of the Credit Agreement is hereby amended in full to read as follows:

   "(x) liens on the property or assets of Subsidiaries of the Borrower not otherwise described in clauses (i) through (ix) above securing obligations not in excess, at any time, of $65,000,000; and"

    (h) The definition of "Public Debt Rating" appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to "Level 3" and replacing it with "Level 4."

    (i) Section 4.01(n) of the Credit Agreement is hereby amended in full to read as follows:

    "(n) PROHIBITED SECURITIES TRANSACTIONS. No proceeds of any Revolving Advance will be used by the Borrower or any of its Subsidiaries to acquire any equity security of a class which is registered pursuant to
    Section 12 of the Securities Exchange Act of 1934, as amended, other than Permitted Investments; PROVIDED, HOWEVER, that proceeds of Revolving Advances may be used by the Borrower to acquire shares of Common Stock for aggregate consideration of not to exceed $40,000,000 during the Covered Period."

    (j) Subsection (f) of Section 5.02 of the Credit Agreement is hereby amended in full to read as follows:

    "(f) INVESTMENTS IN OTHER PERSONS. After the date hereof, make, or permit any of its Subsidiaries to make, any loan or advance or gift to, or Investment in, any other Person, or purchase or otherwise acquire, or permit any of its Subsidiaries to purchase or otherwise acquire, any shares of capital stock, obligations or other securities, or make any capital contribution to, or otherwise Invest in or acquire, any other Person (whether through merger, consolidation, combination or otherwise), except for (i) Permitted Investments, (ii) loans or advances by a Subsidiary of the Borrower to the Borrower, by the Borrower to any Subsidiary of the Borrower or by any Subsidiary of the Borrower to another Subsidiary of the Borrower, (iii) Permitted Acquisitions, (iv) employee loans and advances, (v) capital contributions by the Borrower to a Subsidiary of the Borrower or by any Subsidiary of the Borrower; (vi) Investments in any Person whose business is connected or related to the Borrower's (including its Subsidiaries') existing or related line of business, PROVIDED, the aggregate amount of Investments under this subclause (vi) made after the date hereof and outstanding at any time does not exceed (A) for Investments made prior to the end of the Borrower's 1995 Fiscal Year, $50,000,000 and (B) for Investments made after the end of the Borrower's 1995 Fiscal Year, a sum equal to (1) $50,000,000 plus (2) $50,000,000 multiplied by the number of the Borrower's Fiscal Years that have commenced since the end of the Borrower's 1995 Fiscal Year; (vii) tax-advantaged Investments (whether through debt, equity, partnership interests or otherwise) in low-income housing not aggregating in excess of $10,000,000 at any time; (viii) Investments not otherwise permitted by clauses (i) through (vii) hereof not in excess of $10,000,000 at any time; and (ix) loans, advances, guarantees or Investments which arise in connection with the sale, transfer or other disposition of any business, shares of capital stock or assets of any Subsidiary or affiliated company or otherwise permitted by
    Section 5.02(e) hereof as part of the consideration for such sale, transfer or disposition."

(k) Subsection (b) of Section 5.03 of the Credit Agreement is hereby amended in full to read as follows:

     "(b) FIXED CHARGE COVERAGE RATIO. Permit, as at the end of any Fiscal Quarter of the Borrower listed below, the Consolidated Fixed Charge Coverage Ratio of the Borrower and its Subsidiaries for the four-Fiscal Quarter period ending on the last day of such Fiscal Quarter to be less than the minimum ratio set forth opposite such Fiscal Quarter:

                                                      Minimum
               Fiscal Quarter                          Ratio
               --------------                        ---------

             December 31, 1994                       3.0 to 1.0
             March 31, 1995                          3.0 to 1.0
             June 30, 1995                           3.0 to 1.0
             September 30, 1995                      3.0 to 1.0
             December 31, 1995                       4.0 to 1.0

          March 31, 1996                        4.0 to 1.0
          June 30, 1996                         4.5 to 1.0
          September 30, 1996                    4.5 to 1.0
          December 31, 1996 and each Fiscal
            Quarter thereafter                  5.0 to 1.0"

     (l) Section 2.01 of the Credit Agreement is hereby amended by deleting the reference to "the signature pages hereof" appearing in the first sentence thereof and replacing it with "the signature pages of that certain Second Amendment Agreement, dated as of June 28, 1996 among the Borrower, the Lenders and the Agent."

     (m) The Preamble to the Credit Agreement is hereby amended by deleting the reference to "Wells Fargo Bank, N.A." and replacing it with "Bank of America, N.T. & S.A.", and Bank of America, N.T. & S.A. shall be a Co-Agent under the Credit Agreement as of the Amendment Effective Date.

          SECTION 2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the Amendment Effective Date if, on or prior to that date,
(i) the Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Majority Lenders and the Agent, together with such other documents or information as the Agent may reasonably request; (ii) the Agent shall have received (a) confirmatory letters from Wells Fargo Bank, N.A., and The Nippon Credit Bank Ltd. (the "Departing Banks") acknowledging the cancellation of their respective Commitments under the Credit Agreement effectuated by this Amendment and (b) payment from the Borrower, for the account of the Departing Banks, in immediately available funds, of (x) all accrued facility and other fees and interest accrued or owed to the Departing Banks to the Amendment Effective Date and (y) the principal balance of all Advances owed to the Departing Banks, together with any prepayment premium due thereon pursuant to the Credit Agreement; and (iii) duly executed Revolving Notes, dated as of a date specified by the Agent, payable to the order of each Lender, in the amount of such Lender's Commitment (as in effect immediately after the Amendment Effective Date) in exchange for which each Lender shall return the Revolving Note issued to it pursuant to the Credit Agreement to the Borrower marked "cancelled and exchanged for replacement note".

          SECTION 3. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended above, the Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. Each of The Sanwa Bank, Limited, The Dai-Ichi Kangyo Bank, Limited, and The Sumitomo Bank Limited, shall be a Lender under the Credit Agreement, as amended hereby.

          SECTION 4. FEES, COSTS AND EXPENSES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Agent incurred in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's legal counsel. The Borrower further agrees to pay on demand all costs and expenses of the Agent and the Lenders (including, without limitation, reasonable fees and expenses of the Agent's legal counsel) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment and other documents to be delivered under this Amendment.

          SECTION 5. EXECUTION OF COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

          SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       THE BORROWER:


                                       FOUNDATION HEALTH CORPORATION


                                       By:
                                          --------------------------
                                          Name:
                                          Title:


                                       THE AGENT:


                                       CITICORP USA, INC.


                                       By:
                                          --------------------------
                                          Name:
                                          Title:

                                       THE LENDERS:


$35,000,000                            CITICORP USA, INC.


                                       By:
                                          --------------------------
                                          Name:
                                          Title:


$30,000,000                            NATIONSBANK OF TEXAS, N.A.


                                       By:
                                          --------------------------
                                          Name:
                                          Title:

$30,000,000                            BANK OF AMERICA N.T. & S.A.


                                       By:
                                          --------------------------
                                          Name:
                                          Title:


$27,500,000                            THE CHASE MANHATTAN BANK N.A.


                                       By:
                                          --------------------------
                                          Name:
                                          Title:


$25,000,000                            UNION BANK OF CALIFORNIA N.A.


                                       By:
                                          --------------------------
                                          Name:
                                          Title:


$22,500,000                            THE BANK OF NOVA SCOTIA


                                       By:
                                          --------------------------
                                          Name:
                                          Title:

$22,500,000                            THE DAI-ICHI KANGYO BANK, LIMITED

                                       SAN FRANCISCO AGENCY


                                       By:
                                          --------------------------
                                          Name:
                                          Title:


$22,500,000                            THE FUJI BANK LIMITED


                                       By:
                                          --------------------------
                                          Name:
                                          Title:


$20,000,000                            COOPERATIEVE CENTRALE
                                       RAIFFEISEN-BOERENLEENBANK B.A.
                                       "RABOBANK NEDERLAND",
                                       NEW YORK BRANCH


                                       By:
                                          --------------------------
                                          Name:
                                          Title:

                                       By:
                                          ----------------------------
                                          Name:
                                          Title:


$20,000,000                            THE SUMITOMO BANK, LIMITED,

                                       SAN FRANCISCO AGENCY


                                       By:
                                          -------------------------
                                          Name:
                                          Title:

$15,000,000                            CREDIT LYONNAIS NEW YORK BRANCH


                                       By:
                                          -------------------------
                                          Name:
                                          Title:


$15,000,000                            THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


                                       By:
                                          -------------------------
                                          Name:
                                          Title:


$15,000,000                            THE SANWA BANK, LIMITED


                                       By:
                                          -------------------------
                                          Name:
                                          Title:


---------------
$300,000,000